June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018  (January 31, 2018)

ARCBEST CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

 (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 31, 2018, ArcBest® (Nasdaq: ARCB) (the “Company”) issued a press release announcing its unaudited fourth quarter 2017 results. The press release contains reconciliations of GAAP earnings and earnings per share to non-GAAP financial measures and calculations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA. The Company reports its financial results in accordance with generally accepted accounting principles. However, management believes the non-GAAP financial measures and ratios, such as EBITDA and Adjusted EBITDA, utilized for internal analysis provide analysts, investors, and others the same information that we use internally for purposes of assessing the Company’s core operating performance and provides meaningful comparisons between current and prior period results, as well as important information regarding performance trends. Accordingly, using these measures improves comparability in analyzing ArcBest’s performance because it removes the impact of items from operating results that, in management’s opinion, do not reflect ArcBest’s core operating performance. Management believes EBITDA and Adjusted EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure financial performance and ability to service debt obligations. Additionally, Adjusted EBITDA is a primary component of the financial covenants contained in ArcBest’s Second Amended and Restated Credit Agreement. Other companies may calculate EBITDA and Adjusted EBITDA differently; therefore, ArcBest’s calculation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, ArcBest’s reported results. These financial measures should not be construed as better measurements than operating income, operating cash flow, net income or earnings per share, as determined under GAAP. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

99.1Press release of ArcBest® dated January 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	January 31, 2018	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary